UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 4, 2018

eMagin Corporation

(Exact name of registrant as specified in charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Route 52
Hopewell Junction, NY 12533

(Address of principal executive office)

Registrant’s telephone number, including area code (845) 838-7900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2018, the Company announced several management changes effective September 30, 2018.  In addition to his role as Chief Financial Officer, Mr. Jeffrey Lucas was promoted to President, with responsibility for the Company’s core business activities.  Dr. Amal Ghosh, Senior Vice President, Research and Development, was promoted to Chief Technology Officer.  Mr. Andrew Sculley, the Chief Executive Officer, resigned as President but continues to serve as Chief Executive Officer and as a director of the Company with continuing responsibility to oversee the advancement of the Company’s technology.

In conjunction with these changes, the Compensation Committee of the Board approved, effective September 30, 2018,  an increase in annual salary from $355,000 to $400,000 for Mr. Lucas, and an increase in annual salary from $320,000 to $355,000 for Mr. Ghosh.

There were no arrangements or understandings between either Mr. Lucas or Mr. Ghosh and any other persons pursuant to which each was selected as an officer, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between either Mr. Lucas and the Company or Mr. Ghosh and the Company required to be disclosed herein.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On September 28, 2018, the Board approved the Second Amended and Restated By-Laws of the Company (the “Amended By-Laws”), which amends and restates the Company’s Amended and Restated By-Laws (the “Current By-Laws”).  The Amended By-Laws amends Article IV of the Current By-Laws relating to the designation and appointment of the President of the Company.

The summary of the Amended By-Laws above is qualified in its entirety by the Amended By-Laws filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On October 4, 2018,   the Company issued a press release announcing the executive officer promotions described in Item 5.02 of this Form 8-K. A copy of this press release is furnished herewith as Exhibit 99.1.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d)   Exhibits.

r
Exhibit Number
3.1	Second Amended and Restated By-Laws of eMagin Corporation.
99.1	Press Release of eMagin Corporation dated October 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAGIN CORPORATION

Date: October 4, 2018	By:	/s/ Jeffrey Lucas
Jeffrey Lucas, President and Chief Financial Officer.

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